Actinium Pharmaceuticals, Inc.

December 5, 2013
LD Micro Conference
Trading Symbol: ATNM

Disclaimer and Safe Harbor Statement

Disclaimer

The contents of this presentation and the information which you are given at the time of these slides and the presentation have not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (the "Act"). Reliance on this presentation and its slides for the purpose of engaging in investment activity may expose an individual to a significant risk of losing all of the property or other assets invested. This presentation does not constitute or form part of any offer for sale or subscription or solicitation of any offer to buy or subscribe for any securities in Actinium Pharmaceuticals, Inc. ("ATNM" or the "Company") nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. No reliance may be placed for any purpose whatsoever on the information contained in these slides or presentation and/or opinions therein. These slides and the presentation are exempt from the general restriction (in section 21 of the Act) on the communication of invitations or inducements to engage in investment activity on the grounds that it is made to: (a) persons who have professional experience in matters relating to investments who fall within Article 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"); or (b) high net worth entities and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(1) of the Order (all such persons together being referred to as "relevant persons"). Any person who is not a relevant person should not rely on this presentation or any of its contents and all persons (whether relevant persons or otherwise) are recommended to seek their own independent financial advice from a person authorized for the purposes of the Act before engaging in any investment activity involving the Company's securities.

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the private securities litigation reform act of 1995. Such forward-looking information and statements are based on the current estimates and projections of the Company or assumptions based on information currently available to the Company. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of revenues, future national or regional economic and competitive conditions, difficulties in developing the Company's technology platforms, retaining and expanding the Company's customer base, fluctuations in consumer spending on the Company's products and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation. Any forward-looking statements or information in this presentation speak only as at the date of this presentation.

Company Description

A public biotechnology company using world class science to develop and commercialize antibody directed radioisotopes to target unmet medical needs in cancer.

Company Overview

- ✓ Prior clinical data for both Iomab-B and Actimab-A favor successful trial results
- ✓ Breakthrough therapy potential implies successful market penetration for both Iomab-B and Actimab-A
- ✓ APIT platform poised to deliver multiple blockbuster cancer drugs
- ✓ An expert team possessing the vision and desire to enhance shareholder value
- ✓ Positioned to benefit from increased market recognition of targeted payload therapies and an initial high-value, niche product model

Core Team & Advisors

Team	Background
Kaushik J. Dave, PhD, MBA President and CEO	• 25 years of pharmaceutical and biotechnology industry experience at large pharmaceutical companies and small startups. • Formerly, EVP at Antares Pharma Inc., VP at Palatin Technologies Inc., and Big Pharma (Schering-Plough and Merck) • BPharm from University of Bath (UK), PhD from University of Kansas, MBA from Wharton School at The University of Pennsylvania
Dragan Cicic, MD, MBA COO & CMO	• 7 years at Actinium Pharmaceuticals (ATNM), previously serving as Medical Director • Formerly a strategic consultant at QED Technologies and an investment banker at SG Cowen Securities • MBA, Wharton School at The University of Pennsylvania; MD, School of Medicine at The Belgrade University • Nieman Fellow at Harvard University
Gerri Henwood Chief Development Officer	• President & Founder of Malvern Consulting Group and President & CEO of Recro Pharma, Inc. • Former Founder, President & CEO of Auxilium Pharmaceuticals, Inc (NASDAQ:AUXL) • Former Founder & CEO of IBAH (formerly NASDAQ listed; acquired by Omnicare (NYSE)) • Board of Directors of Alkermes, Inc. (NASDAQ:ALKS), Garnet BioTherapeutics, Inc., LZ Therapeutics, Inc., and MAP Pharmaceuticals, Inc. (NASDAQ:MAPP)
Sergio Traversa, PharmD, MBA Director	• CEO of Relmada Therapeutics, Inc. • 25+ years of management and investment experience in healthcare as a Portfolio Manager & Sr. Pharmaceutical Analyst (Mehta & Isaly, ING Barings, Merlin BioMed & Rx Capital) and in industry (CNS at Eli Lilly, Pfizer) • MBA, Finance at New York University, Laurea of Pharmacy at the University of Turin
David Nicholson, PhD Director	• Head of R&D, Bayer CropScience • Formerly Sr. VP and Head Worldwide Licensing and Knowledge Management at Merck • Formerly Head of R&D at Organon prior to acquisition by Schering-Plough • Ph.D., University of Wales
Sandesh Seth, MS, MBA Chairman of the Board	• Head of Healthcare Investment Banking at Laidlaw & Company (UK) Ltd. • 20+ years experience in investment banking (Cowen & Co.), equity research (Bear Stearns, Commonwealth Associates) and in industry (Pfizer, Warner-Lambert, SmithKline) • MBA, Finance at New York University; MS, Pharmaceutical Sciences at University of Oklahoma Health Center

ACTINIUM PHARMACEUTICALS

Clinical Advisory Board

Treatment Center	Advisory Board Members	
Memorial Sloan Kettering Cancer Center	**David Scheinberg, M.D., PhD** Chairman of Experimental Therapeutics at MSKCC Vincent Astor Chair *Scientific Co-Founder*	
Fred Hutchinson Cancer Center	**Elihu H. Estey, M.D.** Professor of Medicine Division of Hematology University of Washington School of Medicine *WHO Treatment guidelines for AML*	**John Pagel, M.D., PhD** Assistant Professor/Assistant Member Department of Medicine, Division of Oncology *Lead Investigator for Iomab-B*
MD Anderson Cancer Center	**Hagop Kantarjian, M.D.** Professor of Leukemia Department Chair, Department of Leukemia Division of Cancer Medicine University of Texas *Key Investigator for Actimab-A*	
Johns Hopkins Medicine	**Richard Wahl, M.D.** Director, Division of Nuclear Medicine/PET Professor of Nuclear Medicine Professor of Radiology and Oncology Vice Chairman, Technology and New Business Development Department of Radiology *"Father of PET Imaging"*	**Judith Karp, M.D.** Professor of Oncology Director, Adult Leukemia Program, Division of Hematologic Malignancies The Sidney Kimmel Comprehensive Cancer Center
Columbia University Medical Center	**Joseph G. Jurcic, M.D.** Professor of Clinical Medicine Director of Hematologic Malignancies Hematology/Oncology Division *CAB Chairman, Lead Investigator for Actimab-A trials*	
University of Pennsylvania Health System	**Alexander Perl, M.D.** Assistant Professor of Medicine Division of Hematology/Oncology	

Antibody Approaches Targeting Cancer Cells

Opportunity

Cancer Treatment Options

		Radiation		Monoclonal Antibodies (mAbs)
Treatment %	50%	• External radiation majority treatment • Internal radiation has mostly no IP	<10%	• Always a pharmaceutical • Strong IP protection
Pharmaceutical Revenue %	<3%	• Commoditized	~30%	• Mostly proprietary

Common Payload Approaches

	Company	Market Cap ($mm)
α	**α - emitters**	
	Actinium	$136
	Algeta	$2,480
β	**β - emitters**	
	GSK	NM
	Spectrum Pharmaceuticals	$603
	Immunomedics	$335
	Novelos Therapeutics	$19
	Toxins	
	Pfizer	NM
	Seattle Genetics	$5,114
	Immunogen	$1,172
	Peregrine Pharmaceuticals	$217

Market Capitalization as of 11/26/2013. Source: Capital IQ.



α
β
TOXIN
Range
.06mm
Range
1 - 10mm
DNA
Cancer cell

ATNM's Proprietary Technology Platform

APIT Technology


Antibody (targeting agent)
Chelator (linker)
α / β* emitter (killing agent)

- 68 Patents issued and pending, United States 17, International 51
- Eligible for orphan drug exclusivity
- IP encompases core aspects of drug preparation, production, composition and treatment

* Certain β emitters, specifically iodine 131 in Iomab-B, do not require a linker

ATNM's Product Pipeline

Drug	Indication	R&D	Preclin.	Phase I	Phase II	Phase III
		Development Status				
Iomab-B	BMT (Bone Marrow Transplant)					
Bismab-A[1]	AML (Acute Myeloid Leukemia)					
Actimab-A (s.d.)	AML					
Actimab-A (f.d.)	AML					
L19-A225[2]	GBM, Breast Cancer[3]					
Actimab-B	BMT					
Actimab-C	Colon Cancer					
Actimab-P	Prostate Cancer					

s.d. – single dose
f.d. – fractionated dose (2)

1 ATNM has decided to discontinue development of Bismab-A at this time due to supply, logistics and cost reasons. Actimab-A is the second generation drug of Bismab-A.
2 Properties of actinium 225 are uniquely suited for Antiangiogenesis and ATNM is considering options for further development in that area.
3 Glioblastoma (GBM) and breast cancer models are founded on an antiangiogenesis approach. Antiangiogenesis therapies starve cancerous tumors by choking off blood supplies to them.

ACTINIUM PHARMACEUTICALS

Iomab-B Overview

- Breakthrough therapy for BMT conditioning especially for elderly, very sick patients with few curative treatment options
  - Initial indication is relapsed and refractory AML patients over 55 years old
- Compelling clinical data from proof of concept trial in elderly refractory and relapsed Acute Myeloid Leukemia
  - Large safety database: experience with 250+ patients in 5 Phase I and II clinical trials
- In-licensed from Fred Hutchinson Cancer Research Center, 7 ongoing physician trials with BC8 mAb, the antibody used in Iomab-B, for other indications
- Safety and efficacy profile indicate Iomab-B can potentially disrupt field of BMT
- Trials results and implied medical benefits have attracted significant interest for sponsorship from leading physicians

Iomab-B Program Overview

Extensive safety and efficacy across multiple indications

Clinical Trials*	N	Key Findings	Study
AML, MDS, ALL	34	-7/34 patients with median DFS of 17 years. -18/34 patients in remission at day 80	Protocol 557
AML >1st remission	23	-15/23 in remission at day 28	Protocol 1297, Protocol 1298
AML 1st remission (16-50)	43	-23/43 DFS from 5-16 years -30/43 in remission at day 28 -33/43 in remission at day 80	Protocol 832, Protocol 1470
High-risk MDS, advanced AML (50+)	68 in dose escalation, 31 treated at MTD	-Complete response in all patients -1 year survival ~40% for all patients -1 year survival ~45% for patients treated at MTD	**Protocol 1432**
High-risk MDS, AML (18– 50)	14 in dose escalation	All patients achieved full donor chimerism by day 28 post-transplant	Protocol 1809**
High-risk MDS, AML-haploidentical donors	8 in dose escalation	-6/8 patients achieved complete response by day 28 -8/8 patients 100% donor chimerism by day 28	Protocol 2186**

*Abbreviation Code: AML = Acute Myeloid Leukemia; MDS = Myelodysplastic Syndromes; ALL = Acute Lymphoblastic Leukemia; DFS = Disease-free Survival; MTD = Maximum Tolerated Dose

** Ongoing trials at the Fred Hutchinson Cancer Research Center

ACTINIUM PHARMACEUTICALS

Iomab-B Phase I/II Results

Compelling clinical results enable pivotal Phase III trial

- Non-relapse mortality (NRM):
  - Day 100: 10%
  - Overall: 20% (NRM = 46% in comparable patients with myeloablative conditioning)
- Transplant related mortality: 14% (same as reduced intensity conditioning)
- Complete response rate: 100%
- Engraftment by day 28: 100%

All relapsed/refractory AML patients over 50



Percentage Survival
35%
30%
25%
20%
15%
10%
5%
0%
Iomab-B BMT (N=27)
Current BMT (N=10)
Chemotherapy (N=61)
30%
10%
10%
19%
0%
0%
1year
2 years

Rel/ref AML patients over 50 w/ poor cytogenetics



Percentage Survival
35%
30%
25%
20%
15%
10%
5%
0%
Iomab-B BMT (N=18)
Current BMT (N=19)
Chemotherapy (N=95)
33%
3%
3%
16%
0%
0%
1year
2 years

N = Number of patients treated;
Iomab-B results from FHCRC clinical trials;
Current BMT and Chemotherapy results from MD Anderson outcomes analysis.

ACTINIUM PHARMACEUTICALS

Iomab-B FDA Meeting Results

- A successful End of Phase II meeting was held with the FDA and agreements were reached on the following
  - Path to approval
  - Number of studies
  - Phase III trial design to support a BLA submission
    - Patient population
    - Study size (n)
    - Primary and secondary endpoints
    - Statistical considerations

ACTINIUM PHARMACEUTICALS

Iomab-B Development Plan

Currently no approved treatments for Iomab-B targeted patients imply blockbuster potential



Timeline*
Indication
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Worldwide Market Potential ($mm)
Acute Myeloid Leukemia
III
Approval
Sales Start
$793
Myelodysplastic Syndrome
II
III
Sales Start
$264
Acute Lymphoblastic Leukemia
II
III
Approval
Sales Start
$264
Non-Hodgkin's Lymphoma and Hodgkins Disease
I
II
III
Approval
Sales Start
$1,455
Multiple Myeloma
I
II
III
Approval
Sales Start
$1,322
Total
$4,098

* Phase I and Phase II represent physician trials at Fred Hutchison Cancer Research Center. Phase III trials represent ATNM sponsorship.
Source: GLOBOCAN, SEER, and the Company

ACTINIUM PHARMACEUTICALS

Iomab-B A New Treatment Paradigm

- ✓ Provides treatment alternative to patients with no options
- ✓ Significantly expands patient population eligible for BMT
- ✓ Provides faster, safer way of performing bone marrow transplant
- ✓ Minimizes transplant related mortality
- ✓ Significantly increases curative outcomes

Bismab-A ⇨ Actimab-A

Bismab-A experience implies successful Actimab-A trial results as an induction therapy in elderly AML

	1st Generation	2nd Generation
	Bismab-A Profile	**Actimab-A Advantages**
Effectiveness:	♦ Proof of concept in humans	+ 500x more potent than Bismab-A
Supply Chain:	♦ Complex, high COGS	+ Simple, 10x lower COGS
Ease of Use:	♦ Complex on site preparation	+ Central manufacturing

Actimab-A shows superior efficacy to Bismab-A in a comparable trial

Parameter	Bismab-A	Actimab-A
Elimination of peripheral blasts	27%	63%
Bone Marrow blasts decrease by 50% or more	28%	50%
Bone Marrow blasts 5% or less post treatment*	0%	20%

* More than 5% of bone marrow blasts signifies persistent presence of leukemia cells.

ACTINIUM PHARMACEUTICALS

Actimab-A Clinical Trial Update

- Started the new multicenter Phase I/II clinical trial
- Expanded the number of participating clinical centers:
  - Memorial Sloan Kettering Cancer Center, Johns Hopkins Medicine, Fred Hutchinson Cancer Center, University of Pennsylvania Health Center, MD Anderson Cancer Center
- New protocol sets lower standard than MSKCC Phase I Trial
  - Treating newly diagnosed patients
  - Introducing cytoreduction (reduces the number of cancer cells)
  - New patient population is likely to respond better to treatment based on medically accepted criteria
  - No toxicity outside of blood cells at doses expected to be clinically effective
- Targeting interim results by ASH 2014
- No new AML drugs have been approved in over a decade; unmet medical needs remain, which should create interest from potential licensors, investors

Market Potential of Product Pipeline

#	Cancer Indication	Cases/Yr. in Target Market[1]	Target Population	Worldwide Market Potential ($mm)[2]
1st	**Bone Marrow Transplant (BMT)**	**48,000**	**48,000**	**$4,100**
2nd	**Acute Myeloid Leukemia (AML)**	**41,600**	**24,000**	**$920**
3rd	Glioblastoma Multiforme (GBM)	26,500	26,500	$1,100
4th	Prostate Cancer (metastatic)	591,000	298,455	$5,959
5th	Metastatic Colorectal Cancer	536,000	241,200	$4,824

1. Target market includes USA, EU and Japan
2. Market Potential calculated based on assumption that Actinium products for solid cancer indications will be priced at $20,000 per treatment; BMT preparation product will be priced at $85,000 per treatment; AML product will be priced at $60,000 per treatment; and GBM product will be priced at $60,000 per treatment. Estimates based on independent third party research and adjusted for lower pricing in non-US markets.

BMT (Iomab-B)

- The $1.3 billion Bone Marrow Transplant (BMT) market in the US is largely unaddressed by novel pharmaceutical drug companies
- BMT is the fastest growing hospital procedure in the US
  - ~20,000 of the ~60,000 BMTs in 2010 were performed in the US
- Sustained growth in patients treated over 55 yrs old
  - 8% in 2000 to 21% in 2005 and 27% in 2007

Source: GLOBOCAN, SEER, and the Company

AML (Actimab-A)

- Acute Myeloid Leukemia is the deadliest form of leukemia
  - 55% of AML patients are over 65 years old
  - Disease is worse in older people
  - Insufficient treatment options are available in the marketplace
  - Treatment kills as many patients as it helps due to toxicity

ACTINIUM PHARMACEUTICALS

Near-term Value Drivers

Multiple milestones in next 12-18 months

- **Iomab-B**
  - Complete Phase III Protocol
  - Start cGMP mAb mfg
  - Start drug mfg cGMP process
  - Complete cGMP mAb mfg
  - Complete Drug mfg cGMP
  - Submit Phase III IND
  - Start Phase III
- **Actimab-A**
  - Complete Phase I trial
  - Complete mfg. improvements
  - Start and complete Phase II trial
- **Third Program**
  - Start preclinical development
  - Complete preclinical development
  - Potentially file IND

- **Uplisting to NASDAQ / NYSE MKT**
- **Additional Analyst Coverage**
- **Collaborations**

ACTINIUM PHARMACEUTICALS

Company Overview

- ✓ Prior clinical data for both Iomab-B and Actimab-A favor successful trial results
- ✓ Breakthrough therapy potential implies successful market penetration for both Iomab-B and Actimab-A
- ✓ APIT platform poised to deliver multiple blockbuster cancer drugs
- ✓ An expert team possessing the vision and desire to enhance shareholder value
- ✓ Positioned to benefit from increased market recognition of targeted payload therapies and an initial high-value, niche product model

ACTINIUM PHARMACEUTICALS

Actinium Pharmaceuticals, Inc.

December 5, 2013

LD Micro Conference

Trading Symbol: ATNM